UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 3, 2006 (August 2, 2006)

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 2, 2006, Barnes & Noble, Inc. (the “Company”), together with certain of the Company’s subsidiaries (the “Subsidiary Borrowers”), entered into Amendment No. 1 (the “Amendment”) to the Company’s Credit Agreement, dated as of June 17, 2005 (the “Agreement”), with Bank of America, N.A., JPMorgan Chase Bank, N.A. and the other lending institutions listed in the Agreement (the “Lenders”), Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank N.A., as Syndication Agent, and Citicorp USA Inc., ING Capital LLC, Suntrust Bank and Wachovia Bank, National Association, as Co-Documentation Agents. Banc of America Securities LLC and JPMorgan Securities Inc. acted as joint Lead Arrangers and Co-Book Managers under the Agreement.

The Amendment amends the Agreement to extend the maturity date to July 31, 2011 from June 16, 2010. The Amendment also amends the Agreement: (1) to reduce the applicable margin that is applied to (x) Eurodollar - based loans above the publicly stated Eurodollar rate and (y) standby letters of credit to a spread ranging from 0.500% to 1.000% from the current range of 0.750% to 1.375%; (2) to reduce the fee paid on commercial letters of credit to a range of .2500% to .5000% from the current range of 0.3750% to 0.6875%; and (3) to reduce the commitment fee to a range of 0.100% to 0.200% from a range of 0.150% to 0.300%. In each case, the applicable rate is based on the Company’s consolidated fixed charge coverage ratio.

The foregoing description of the Amendment and related matters is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
10.1

Amendment No. 1, dated as of August 2, 2006, Credit Agreement, dated as of June 17, 2005, by and among Barnes & Noble, Inc. and certain of its Subsidiaries, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank N.A., as Syndication Agent, and Citicorp USA Inc., ING Capital LLC, Suntrust Bank and Wachovia Bank, National Association, as Co-Documentation Agents, and the other Lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

(Registrant)

By:	/s/ Joseph J. Lombardi

Joseph J. Lombardi

Chief Financial Officer

Date: August 3, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1, dated as of August 2, 2006, to Credit Agreement, dated as of June 17, 2005, by and among Barnes & Noble, Inc. and certain of its Subsidiaries, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank N.A., as Syndication Agent, and Citicorp USA Inc., ING Capital LLC, Suntrust Bank and Wachovia Bank, National Association, as Co-Documentation Agents, and the other Lenders named therein (the “Lenders”).